Exhibit 10.1

COLT DEFENSE LLC

LONG TERM INCENTIVE PLAN

1.                            Purposes.

The purposes of the Colt Defense LLC Long Term Incentive Plan are to advance the interests of Colt Defense LLC and its equity holders by providing a means to attract, retain, and motivate employees, consultants, advisors and members of the Board of Managers of Colt Defense LLC upon whose judgment, initiative and efforts the continued success, growth and development of Colt Defense LLC is dependent.

2.                            Definitions.

For purposes of this Plan, the following terms shall be defined as set forth below:

(a)                       “Award” means any Option, UAR, Restricted Unit, Restricted Phantom Unit, Performance Unit or Other Unit-Based Award granted to an Eligible Person under this Plan.

(b)                       “Award Agreement” means any written agreement, contract, or other instrument or document evidencing an Award.

(c)                        “Beneficiary” means the person, persons, trust or trusts which have been designated by such Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)                       “Board” means the Governing Board of the Company.

(e)                        “Code” means the Internal Revenue Code of 1986, as amended from time to time.  References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

(f)                         “Company” means Colt Defense LLC, a Delaware limited liability company, or any successor company.

(g)                        “Distribution Equivalent” means a right to receive cash, Units, or other property equal in value to distributions made with respect to a specified number of Units.

(h)                       “Eligible Person” means (i) an employee of, or consultant or advisor to, the Company or a Participating Affiliate or (ii) a member of the Board.

(i)                           “Fair Market Value” means, with respect to Units or other property, the fair market value of such Units or other property determined by such methods or procedures as shall be established from time to time by the Board.  If the Units are listed on any established stock exchange or a national market system, the Fair Market Value of Units on a date shall be the closing price per Unit on the date (or, if the Units were not traded on that day, the next preceding day that the Units were traded) on the principal exchange on which the Units are traded, as such prices are officially quoted on such exchange.

(j)                          “LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the Company dated as of June 12, 2003, as amended from time to time.

(k)                       “Members” means the Persons in whose name Units are registered on the members schedule of the Company and who are admitted as additional or substituted Members pursuant to the LLC Agreement, so long as they remain Members, each in its capacity as a member of the Company.  Reference to a “Member” means any one of the Members.

(l)                           “Option” means an option to purchase Units granted to an Eligible Person under the Plan.

(m)                   “Other Unit-Based Award” means a right, granted under Section 10, that relates to or is valued by reference to Units.

(n)                       “Participant” means an Eligible Person who has been granted an Award under the Plan.

(o)                       “Participating Affiliate” means any entity other than the Company that is designated by the Board as a participating employer under the Plan; provided, that the Company directly or indirectly owns at least 51% of the ownership interests in such entity.

(p)                       “Performance Unit” means a performance unit granted under Section 9.

(q)                       “Person” means any individual, corporation, partnership, limited partnership, limited liability company, limited company, joint venture, trust, unincorporated or governmental organization or any agency or political subdivision thereof.

(r)                          “Plan” means this Colt Defense LLC Long Term Incentive Plan.

(s)                         “Qualified Public Offering” means an underwritten sale to the public of the Company’s equity securities pursuant to an effective registration statement filed with the Securities and Exchange Commission on Form S-1 (or any successor form)

which results in gross proceeds to the Company and/or selling stockholders of at least $75,000,000 and in which the managing underwriter is a nationally recognized investment banking firm; provided that a Qualified Public Offering shall not include any issuance of equity securities in any merger or other business combination, and shall not include any registration of the issuance of securities to existing securityholders or employees of the Company and its subsidiaries on Form S-4 or Form S-8 (or any successor form).

(t)                          “Restricted Phantom Unit” means a right, granted under Section 8, to receive Units or cash at the end of a specified deferral period.

(u)                       “Restricted Units” means an Award of Units under Section 7 that may be subject to certain restrictions and to a risk of forfeiture.

(v)                       “Subsidiary” means any entity in which the Company directly or indirectly owns at least 50% of the ownership interests.

(w)                     “Termination of Service” means the termination of the Participant’s employment, consulting or advisory services or Board membership with the Company or its Subsidiaries, as the case may be.  A Participant employed by a Subsidiary of the Company shall also be deemed to incur a Termination of Service if the Subsidiary of the Company ceases to be such a Subsidiary, and the Participant does not immediately thereafter become an employee or Board member of, or a consultant or advisor to, the Company, another Subsidiary of the Company.  In the event that a Participant who is an employee of the Company or a Subsidiary becomes a Board member or a consultant or advisor to the Company or a Subsidiary upon the Participant’s termination of employment, unless otherwise determined by the Board in its sole discretion, no Termination of Service shall be deemed to occur until such time as such Participant is no longer an employee of, or consultant or advisor to, the Company or a Subsidiary or a Board member, as the case may be.  If a Participant who is a Board member becomes an employee of, or a consultant or advisor to, the Company or a Subsidiary upon such Participant ceasing to be a Board member, unless otherwise determined by the Board in its sole discretion, such termination of the Participant’s Board membership shall not be treated as a Termination of Service unless and until the Participant is no longer employed by, or a consultant or advisor to, the Company or a Subsidiary, as the case may be.  Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries shall not be considered a Termination of Service.

(x)                       “UAR” or “Unit Appreciation Right” means the right, granted under Section 6, to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Units on the date of exercise of the right, with payment to be made in cash, Units, or property as specified in the Award or determined by the Board.

(y)                       “Units” means Common Units of the Company, which may be either voting or nonvoting in the discretion of the Board, and such other securities as may be substituted therefor pursuant to Section 4(b) hereof.

3.                            Administration.

(a)                       Authority of the Board.  The Plan shall be administered by the Board, and the Board shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan, including, without limitation, Section 15(d) below:

(i)                               to select Eligible Persons to whom Awards may be granted;

(ii)                            to designate Participating Affiliates;

(iii)                         to determine the number of Awards to be granted, the number of Units to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, the exercise price and any bases for adjusting such exercise price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Board shall determine), and all other matters to be determined in connection with an Award;

(iv)                        to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Units, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

(v)                           to determine whether, to what extent, and under what circumstances cash, Units, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Board, or at the election of the Eligible Person; provided that such deferral shall be intended to be in compliance with Section 409A of the Code;

(vi)                        to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

(vii)                     to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Board may deem necessary or advisable to administer the Plan; provided that no such rules or regulations shall, without the consent of an affected Participant, materially and adversely affect the rights of such Participant under any Award granted to the Participant prior to the adoption of the rules or regulations;

(viii)                  to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

(ix)                        to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable;

(x)                           to determine whether Units subject to an Award will be voting or nonvoting Units;

(xi)                        to determine the Fair Market Value of Units and other property; and

(xii)                     to make all other decisions and determinations as may be required under the terms of the Plan or as the Board may deem necessary or advisable for the administration of the Plan.

(b)                       Manner of Exercise of Board Authority.  The Board shall have sole discretion in exercising its authority under the Plan.  Any action of the Board with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Participating Affiliates, Eligible Persons, and any person claiming any rights under the Plan from or through any Eligible Person.  The express grant of any specific power to the Board, and the taking of any action by the Board, shall not be construed as limiting any power or authority of the Board.  The Board may delegate to a subcommittee of the Board or to officers or managers of the Company or any Participating Affiliate the authority, subject to such terms as the Board shall determine, to perform administrative functions and to perform such other functions as the Board may determine, to the extent permitted under applicable law.

(c)                        Limitation of Liability.  Each member of the Board shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any manager, officer, director, partner, Member or employee of the Company or any Participating Affiliate, the Company’s independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan.  No member of the Board, nor any manager, officer, director, partner, Member or employee of the Company acting on behalf of the Board, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

(d)                       Limitation on Board’s Authority under 409A.  Anything in this Plan to the contrary notwithstanding, the Board’s authority to modify outstanding Awards shall be limited to the extent necessary so that the existence of such authority does not (i) cause an Award that is not otherwise deferred compensation subject to Section 409A of the Code to become deferred compensation subject to Section 409A of the Code or (ii) cause an Award that is otherwise deferred compensation subject to Section 409A of the Code to fail to meet the requirements prescribed by Section 409A of the Code.

4.                            Units Subject to the Plan.

(a)                       Subject to adjustment as provided in Section 4(b) hereof, the total number of Units reserved for issuance in connection with Awards under the Plan, shall be 18,878.  No Award may be granted if the number of Units to which such Award relates, when added to the number of Units previously issued under the Plan, exceeds the number of Units reserved under the preceding sentence.  If any Awards are forfeited, canceled, terminated or exchanged, any Units counted against the number of Units reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation or exchange, again be available for Awards under the Plan.

(b)                       In the event that the Board shall determine that any distribution in Units, recapitalization, Unit split, reverse split, reorganization, merger, consolidation, extraordinary dividend (which, for the avoidance of doubt shall not include any tax distributions made pursuant to Section 8.2 of the Amended and Restated Limited Liability Company Agreement of the Company, dated as of June 12, 2003, as amended, from time to time (including any successor agreement or arrangement)), spin-off, combination, repurchase, or Unit exchange, or other similar transaction or event, affects the Units such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Board shall, in such manner as it deems equitable, adjust any or all of (i) the number and kind of units or shares which may thereafter be issued under the Plan, (ii) the number and kind of units, shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price of any Award; provided, however, that it is intended that no adjustment shall be made pursuant to this Section 4(b) that causes any Award that is not otherwise deferred compensation subject to Section 409A of the Code to become deferred compensation subject to Section 409A of the Code.  In the event the Company is recapitalized, reorganized or the capital structure of the Company is otherwise modified in connection with a Qualified Public Offering, Awards granted hereunder shall be adjusted so that the equity interests subject to the Awards and the Plan will be of the same class as the equity interests which are sold to the public in the Qualified  Public Offering; provided, however, that it is intended that any such modification shall be made in a manner that either (i) does not result in the Award being considered deferred compensation under Section 409A of the Code if it is intended to be exempt from Section 409A of the Code or (ii) otherwise complies with the requirements of Section 409A of the Code.

(c)                        Any Units distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Units or Units acquired by purchase in the open market or in private transactions.

5.                            Specific Terms of Options.

(a)                       General.  Options may be granted on the terms and conditions set forth in this Section 5.  In addition, the Board may impose on any Option or the exercise thereof, at the date of grant or thereafter (subject to Section 15(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine, including terms regarding forfeiture of Options or continued exercisability of Options in the event of Termination of Service of the Eligible Person.

(b)                       Exercise Price.  The exercise price per Unit purchasable under an Option shall be determined by the Board; provided, however, that the exercise price per Unit of an Option shall not be less than the Fair Market Value of a Unit on the date of grant of the Option.

(c)                        Term of Option.  Unless otherwise specifically provided for in an applicable Option Agreement, the term of each Option shall be ten years from the date of grant of the Option.

(d)                       Vesting and Exercisability.  The vesting and exercisability provisions of each Option shall be as determined by the Board and set forth in the applicable Option Agreement.  The applicable Option Agreement will set forth the provisions of the Option relating to the period, if any, following Termination of Service in which the Eligible Person may exercise a vested Option.

(e)                        Method of Exercise.  The Board shall determine at the date of grant or thereafter (subject to Section 15(d)) the methods by which the exercise price may be paid or deemed to be paid, the form of such payment (including, without limitation, cash, Units or other property), and the methods by which Units will be delivered or deemed to be delivered to Participants.  Participants may exercise all or any portion of their vested Options by providing notice of exercise to the Company and electing to pay the exercise price of the Option by having the Company withhold from the Units received on exercise a number of Units having a Fair Market Value equal to the exercise price.

6.                            UARs.  The Board is authorized to grant UARs to Eligible Persons on the following terms and conditions:

(a)                       Right to Payment.  A UAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Unit subject thereto, upon exercise thereof, the excess of (1) the Fair Market Value of one Unit on the date of exercise over (2) the exercise price per Unit of the UAR, as determined by the Board as of the date of grant of the UAR (which shall not be less than the Fair Market Value per Unit on the date of grant of the UAR).

(b)                       Other Terms.  The Board shall determine, at the time of grant or thereafter (subject to Section 15(d)), the time or times at which a UAR may be exercised in whole or in part (which shall not be more than ten years after the date of grant of the UAR), the method of exercise, method of settlement, form of consideration payable in settlement, method by which Units will be delivered or deemed to be delivered to Eligible Persons, whether or not a UAR shall be in tandem with any other Award, and any other terms and conditions of any UAR.

7.                            Restricted Units.  The Board is authorized to grant Restricted Units to Eligible Persons on the following terms and conditions:

(a)                       Issuance and Restrictions.  Restricted Units shall be subject to such restrictions on transferability and other restrictions, if any, as the Board may impose at the date of grant or thereafter (subject to Section 15(d)), which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Board), in such installments, or otherwise, as the Board may determine.  Except to the extent restricted under the Award Agreement relating to the Restricted Units, an Eligible Person granted Restricted Units shall have all of the rights of a Unit holder.

(b)                       Forfeiture.  Except as otherwise determined by the Board, at the date of grant or thereafter (subject to Section 15(d)), upon Termination of Service during the applicable restriction period, Restricted Units that are at that time subject to restrictions shall be forfeited; provided, however, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Units will be waived in whole or in part in the event of Termination of Service resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Units.

(c)                        Certificates for Units.  Restricted Units granted under this Plan may be evidenced in such manner as the Board shall determine.  If certificates representing Restricted Units are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Units, and, unless otherwise determined by the Board, the Company shall retain physical possession of the certificate and the Participant shall deliver a power to the Company, endorsed in blank, relating to the Restricted Units.

(d)                       Distributions.  Distributions made on Restricted Units shall be either paid at the distribution date, or deferred for payment to such date, and subject to such conditions, as determined by the Board, in cash or in restricted or unrestricted Units having a Fair Market Value equal to the amount of such dividends. Unless otherwise determined by the Board, Units distributed in connection with a Unit split or distribution in Units, and other property distributed, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Units with respect to which such Units or other property has been distributed.

8.                            Restricted Phantom Units.  The Board is authorized to grant Restricted Phantom Units to Eligible Persons, subject to the following terms and conditions:

(a)                       Award and Restrictions.  Delivery of Units or cash, as the case may be, will occur upon expiration of the deferral period specified for the Restricted Phantom Units by the Board (or, if permitted by the Board, as elected by the Eligible Person).  In addition, Restricted Phantom Units shall be subject to such restrictions as the Board may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Board), at the date of grant or thereafter (subject to Section 15(d)), which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Board may determine.

(b)                       Forfeiture.  Except as otherwise determined by the Board at the date of grant or thereafter (subject to Section 15(d)), upon Termination of Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Phantom Units), or upon failure to satisfy any other conditions precedent to the delivery of Units or cash to which such Restricted Phantom Units relate, all Restricted Phantom Units that are at that time subject to deferral or restriction shall be forfeited; provided, however, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Phantom Units will be waived in whole or in part in the event of Termination of Service resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Restricted Phantom Units.

(c)                        Distribution Equivalents.  The Board may determine that Distribution Equivalents on the specified number of Units covered by a Restricted Phantom Unit will be (A) paid with respect to such Restricted Phantom Unit at the distribution date in cash or in restricted or unrestricted Units having a Fair Market Value equal to the amount of such distributions, or (B) deferred with respect to such Restricted Phantom Unit and the amount or value thereof automatically deemed reinvested in additional Restricted Phantom Units or other Awards, as the Board shall determine.

9.                            Performance Units.  The Board is authorized to grant Performance Units to Eligible Persons on the following terms and conditions:

(a)                       Performance Period.  The Board shall determine a performance period (the “Performance Period”) of one or more years or other periods and shall determine the performance objectives for grants of Performance Units.  Performance objectives may vary from Eligible Person to Eligible Person and shall be based upon the performance criteria as the Board may deem appropriate.  The performance objectives may be determined by reference to the performance of the Company, or of a Subsidiary or affiliate, or of a division or unit of any of the foregoing.  Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Performance Units for which different Performance Periods are prescribed.

(b)                       Award Value.  At the beginning of a Performance Period, the Board shall determine for each Eligible Person or group of Eligible Persons with respect to that Performance Period the range of number of Units, if any, which may be fixed or may vary in accordance with such performance or other criteria specified by the Board, which shall be paid to an Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met.

(c)                        Significant Events.  If during the course of a Performance Period there shall occur significant events as determined by the Board which the Board expects to have a substantial effect on a performance objective during such period, the Board may revise such performance objective.

(d)                       Forfeiture.  Except as otherwise determined by the Board at the date of grant or thereafter (subject to Section 15(d)), upon Termination of Service during the applicable Performance Period, Performance Units for which the Performance Period was prescribed shall be forfeited; provided, however, that the Board may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Units will be waived in whole or in part in the event of Terminations of Service resulting from specified causes, and the Board may in other cases waive in whole or in part the forfeiture of Performance Units.

(e)                        Payment.  Each Performance Unit may be paid in whole Units, or cash, or a combination of Units and cash either as a lump sum payment or in installments, all as the Board shall determine, at the time of grant of the Performance Unit or otherwise, commencing at the time determined by the Board.

10.                     Other Unit-Based Awards.  The Board is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Units, as deemed by the Board to be consistent with the purposes of this Plan, including, without limitation, unrestricted Units awarded purely as a “bonus” and not subject to any restrictions or conditions, other rights convertible or exchangeable into Units, purchase rights for Units, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Board, and Awards valued by reference to the performance of specified Subsidiaries.  The Board shall determine the terms and conditions of such Awards at date of grant or thereafter (subject to Section 15(d)).  Units delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Units, notes or other property, as the Board shall determine.  Cash awards, as an element of or supplement to any other Award under this Plan, shall also be authorized pursuant to this Section 10.

11.                     Substitute Awards.  Awards granted under the Plan may, in the discretion of the Board, be granted to Eligible Persons in exchange or substitution for any other Award granted under the Plan or any award granted under any other plan or agreement of the Company or any Participating Affiliate, or any business entity to be acquired by the Company or any Participating Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Participating Affiliate.  The exercise price of any Award which is granted in connection with the substitution of awards granted under any other plan or agreement of the Company or any Participating Affiliate or any business entity to be acquired by the Company or any Participating Affiliate, shall be determined by the Board, in its discretion in a manner consistent with Section 409A of the Code.

12.                     Nontransferability of Awards.  Unless otherwise expressly permitted by the Board in an Award Agreement or otherwise in writing, Awards may be assigned or otherwise transferred only in the following circumstances: (i) by will or the laws of descent and distribution; and (ii) by valid Beneficiary designation taking effect at death made in accordance with procedures established by the Board.  Any Award held by a transferee will continue to be subject to the same terms and conditions that were applicable to the Award immediately prior to the transfer, except that the Award will be transferable by the transferee only by will or the laws of descent and distribution.  A Participant’s rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person’s creditors.

13.                     Call Right.  Prior to a Qualified Public Offering, unless otherwise provided in an Award Agreement, the Company shall have the right to purchase from a Participant all vested Awards and Units held by the Participant upon the Participant’s Termination of Service hereunder for any reason (a “Call Right”).  The purchase price for Units will be the Fair Market Value of the underlying Units on the date of exercise of the Call Right (and the purchase price for Options and UARs will be the purchase price of the Units, less the Option exercise price).  Unless otherwise provided in an Award Agreement, the Company’s right to purchase the Awards and Units must be exercised by giving written notice of exercise to the Participant within eighteen (18) months following the Termination of Service of the Participant.  The Company shall make payment for the unexercised Awards or Units in cash twenty (20) days after delivery of written notice of exercise of the purchase right and the determination of Fair Market Value.

14.                     Restrictive Covenants.  The Board may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with this Plan, including, without limitation, the requirement that the Participant not engage in competition with, solicit customers or employees of, disclose or use confidential information of, or disparage the Company or its affiliates.

15.                     General Provisions.

(a)                       Compliance with Legal and Trading Requirements.  The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.  The Company, in its discretion, may postpone the issuance or delivery of Units under any Award until completion of such stock exchange or market system listing or registration or qualification of such Units or other action under any state, federal or foreign law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Units in compliance with applicable laws, rules and regulations.  No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Units under federal, state or foreign law.

(b)                       No Right to Continued Employment or Service.  Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant, advisor or Board member the right to be retained in the employ or other service of the Company or any Participating Affiliate, nor shall it interfere in any way with the right of the Company or any Participating Affiliate to terminate any Participant’s service at any time.

(c)                        Taxes.  The Company or any Participating Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Units, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Board may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Units or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person’s tax obligations; provided, however, that the amount of tax withholding to be satisfied by withholding Units shall be limited to the minimum amount of taxes, including employment taxes, required to be withheld under applicable Federal, state, foreign and local law.

(d)                       Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Board’s authority to grant Awards under the Plan without the consent of equity holders of the Company or Participants; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to the Participant.  The Board may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any

Award may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her.

(e)                        No Rights to Awards; No Member Rights.  No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons.  No Award shall confer on any Eligible Person any of the rights of a Unit holder of the Company unless and until Units are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.  In addition, no Unit shall confer on any Unit holder any of the rights of a Member of the Company unless and until such Unit holder is admitted to the Company as a Member of the Company.

(f)                         Nonexclusivity of the Plan.  The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of awards and other Awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

(g)                        Not Compensation for Benefit Plans.  No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of Eligible Persons unless the Board shall determine otherwise.

(h)                       Section 409A.  Awards under this Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and shall be limited, construed and interpreted in accordance with such intent.  Although the Company does not guarantee any particular tax treatment, to the extent that any Award is subject to Section 409A of the Code, it shall be paid in a manner that is intended to comply with Section 409A of the Code, including regulations and any other guidance issued by the Secretary of the Treasury and the Internal Revenue Service with respect thereto.  In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

(i)                           LLC Agreement.  If Units are issued to a Participant when the Company is not a publicly-traded entity, simultaneous with the issuance of the Units, the Participant shall, as a condition to the Participant’s right to receive the Units, become a party to the LLC Agreement by execution of a joinder agreement in form and substance satisfactory to the Company.

(j)                          Governing Law.  The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of Delaware without giving effect to principles of conflict of laws.

(k)                       Effective Date; Plan Termination.  The Plan shall become effective as of March 1, 2012 (the “Effective Date”).  The Plan shall terminate as to future Awards on the date which is ten (10) years after the Effective Date.

(l)                           Titles and Headings.  The titles and headings of the sections in the Plan are for convenience of reference only.  In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.